UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021 (March 2, 2021)

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock	WMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 2, 2021, Warner Music Group Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 19, 2021 (the “2021 Proxy Statement”). The final voting results are as follows:

Proposal 1: The Company’s stockholders elected the eleven director nominees named in the Company’s 2021 Proxy Statement to serve for a one-year term ending at the 2022 Annual Meeting of Stockholders. The voting results are set forth below:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Stephen Cooper	8,110,678,554	23,970,859	30,444	18,268,473
Lincoln Benet	8,087,955,070	34,690,243	12,034,544	18,268,473
Alex Blavatnik	8,103,493,120	31,154,991	31,746	18,268,473
Len Blavatnik	8,093,635,743	39,869,445	1,174,669	18,268,473
Mathias Döpfner	8,108,178,232	25,327,138	1,174,487	18,268,473
Noreena Hertz	8,107,958,872	25,546,007	1,174,978	18,268,473
Ynon Kreiz	8,111,164,526	23,484,822	30,509	18,268,473
Ceci Kurzman	8,111,330,537	23,318,256	31,064	18,268,473
Thomas H. Lee	8,110,996,042	23,652,397	31,418	18,268,473
Michael Lynton	8,089,025,772	45,622,893	31,192	18,268,473
Donald Wagner	8,094,616,496	38,888,241	1,175,120	18,268,473

Proposal 2: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021. The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
8,152,914,196	2,721	31,413	None.

Proposal 3: The Company’s stockholders approved an advisory resolution approving the compensation of the Company’s named executive officers (the “Say-on-Pay” vote). The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
8,131,475,684	2,024,353	1,179,820	18,268,473

Proposal 4: The Company’s stockholders recommended, on an advisory basis, an every three-year frequency for future Say-on-Pay votes. There were 33,037 abstentions from voting and 18,268,473 broker non-votes on Proposal 4. The voting results are set forth below:

Frequency of Votes to Approve the Compensation Paid to the Company’s NEOs	For
One Year	54,458,550
Two Years	16,927
Three Years	8,080,171,343

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s board of directors for an every three years frequency for future Say-on-Pay votes, the board of directors has determined that the Company will hold such future Say-on-Pay votes every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

By:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Secretary

Date: March 3, 2021